Exhibit 21

Annual Report on Form 10-K

for the year ended December 31, 2005

Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION

SUBSIDIARIES

AS OF JANUARY 31, 2006

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
American Overseas Marine Corporation	Delaware	100
Quincy Maritime Corporation III	Delaware	100
Bath Iron Works Corporation	Maine	100
Bath Iron Works Australia Corporation	Delaware	100
Concord I Maritime Corporation	Delaware	100
Braintree I Maritime Corp.	Delaware	100
Concord II Maritime Corporation	Delaware	100
Braintree II Maritime Corp.	Delaware	100
Concord III Maritime Corporation	Delaware	100
Braintree III Maritime Corp.	Delaware	100
Concord IV Maritime Corporation	Delaware	100
Braintree IV Maritime Corp.	Delaware	100
Concord V Maritime Corporation	Delaware	100
Braintree V Maritime Corp.	Delaware	100
Convair Aircraft Corporation	Delaware	100
Convair Corporation	Delaware	100
Eagle Enterprise, Inc.	Delaware	100
Elco Company, The	New Jersey	100
Electric Boat Corporation	Delaware	100
EB Groton Engineering, Inc.	Delaware	100
Electric Boat - Australia, LLC	Delaware	100
Electric Boat - UK, LLC	Delaware	100
Electrocom, Inc.	Delaware	100
GD Plus S.A.R.L.	France	100
General Dynamics Armament and Technical Products, Inc.	Delaware	100
GDATP International, Inc.	Delaware	100
Plane 877G, LLC	Delaware	100
XCORE, Inc.	Delaware	100
General Dynamics Government Systems Corporation	Delaware	100
General Dynamics Advanced Information Systems, Inc.	Delaware	100
General Dynamics C4 Systems, Inc	Delaware	100
General Dynamics Interactive Corporation	Delaware	100
General Dynamics Satellite Communication Services, Inc.	Delaware	100
Itronix Corporation	Delaware	100
Itronix GmbH	Germany	100
Itronix Manufacturing LLC	Delaware	100
Itronix Canada LTD.	Nova Scotia	100
General Dynamics Government Systems Overseas Corporation	Delaware	100
General Dynamics Network Systems, Inc.	Delaware	100
Creative Technology Incorporated	Virginia	100
General Dynamics Federal Services Corporation	California	100
Signal Solutions, Inc.	Virginia	100

Annual Report on Form 10-K

for the year ended December 31, 2005

Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION

SUBSIDIARIES

AS OF JANUARY 31, 2006

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
General Dynamics One Source, LLC	Delaware	100
General Dynamics Overseas Systems and Services Corporation	Delaware	100
GTE Internet Services of Egypt	Egypt	100
General Dynamics SATCOM Technologies, Inc.	Delaware	100
Vertexrsi, Inc.	Delaware	100
Prodelin Corporation	North Carolina	100
Prodelin India Private Limited	India	100
Anghel Labratories, Inc.	Delaware	100
Tripoint Global	India	100
Vertexrsi PTE, LTD.	Singapore	100
Radiation Systems Precision Controls, Inc.	Nevada	100
RSI Maryland, Inc.	Delaware	100
Universal Antennas Incorporated	Nevada	100
Mexia Fabricators, Inc.	Texas	100
Vertex Communications Corporation	Texas	100
Vertex Antenna Systems, LLC	Nevada	100
Vertex Electronic Products, Inc.	Pennsylvania	100
Vertex Microwave Products, Inc.	Nevada	100
TIW Systems Limited	Canada	100
Whitewave Communication Incorporated	Canada	100
Vertex International Limited	United Kingdom	100
General Dynamics International Corporation	Delaware	100
General Dynamics Land Systems Inc.	Delaware	100
AV Technology, LLC	Maryland	100
General Dynamics Land Systems Customer Service & Support Company	Texas	100
General Dynamics Support Services Company	Delaware	100
General Dynamics Land Systems International, Inc.	Delaware	100
General Dynamics Robotic Systems, Inc.	Delaware	100
G. T. Devices, Inc.	Maryland	100
Plane 79, LLC	Delaware	100
General Dynamics Marine Systems, Inc.	Delaware	100
General Dynamics Ordnance and Tactical Systems, Inc.	Virginia	100
General Dynamics OTS (Aerospace), Inc.	Washington	100
Bi-Propellant Rocket Research Corporation	Delaware	100
General Dynamics OTS (California), Inc.	California	100
General Dynamics OTS GmbH	Switzerland	100
General Dynamics OTS (Downey), Inc.	Delaware	100
General Dynamics OTS (DRI), Inc.	Alabama	100
General Dynamics OTS (Niceville), Inc.	Florida	100

Annual Report on Form 10-K

for the year ended December 31, 2005

Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION

SUBSIDIARIES

AS OF JANUARY 31, 2006

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
General Dynamics OTS (Pennsylvania), Inc.	Pennsylvania	100
General Dynamics OTS (Southern Munitions), LLC	Delaware	100
General Dynamics OTS (Garland), L.P.	Delaware	100
General Dynamics OTS (Southern Ordnance), LLC	Delaware	100
St. Marks Powder, Inc.	Delaware	100
General Dynamics Properties, Inc.	Delaware	100
General Dynamics Shared Resources, Inc.	Delaware	100
General Dynamics Worldwide Holdings, Inc.	Delaware	100
GDLSCH, LLC	Delaware	100
General Dynamics Land Systems Canada Holdings, LP	Delaware	100
General Dynamics Land Systems - Canada Corporation	Nova Scotia	100
GD Middle East Corporation	Canada	100
General Dynamics Land Systems - Canada Services Inc.	New Brunswick	100
General Dynamics Canada LTD.	Canada	100
Computing Devices (Thailand) Limited	Thailand	100
General Dynamics European Holdings BV	Amsterdam	100
General Dynamics ELCS GmbH	Austria	100
MOWAG GmbH	Switzerland	100
General Dynamics Limited	UK	100
General Dynamics United Kingdom Limited	UK	100
Itronix (UK) LTD.	United Kingdom	100
Tadpole Computer LTD.	Delaware	100
Page Europa SpA	Italy	100
Pagetel Sistem Muhendisligi Sanayi ve Ticaret Limited	Turkey	100
Steyr Daimler Puch Specialfahrzeug GmbH	Austria	100
Steyr-Daimler-Puch Spezialfahrzeug Schweiz GmbH	Switzerland	100
Steyr-Daimler-Puch SSF de Venezuela, C.A.	Venezuela	100
Vertex, Antennentechnik GmbH	Germany	100
Tripling Global International GmbH	Germany	100
Vertex Antennentechnik GmbH Erfurt	Germany	100
General Dynamics Systems Australia PTY Ltd	Austria	100
General Dynamics Holdings Limited	England and Wales	100
General Dynamics Land Systems - Australia PTY. Ltd.	Australia	100

Annual Report on Form 10-K

for the year ended December 31, 2005

Commission File Number 1-3671

GENERAL DYNAMICS CORPORATION

SUBSIDIARIES

AS OF JANUARY 31, 2006

Subsidiaries of General Dynamics Corporation (Parent and Registrant)	Place of Incorporation	Percent of Voting Power
Gulfstream Aerospace Corporation	Delaware	100
Gulfstream Delaware Corporation	Delaware	100
Gulfstream Aerospace Corporation	California	100
Gulfstream Aerospace Corporation	Georgia	100
Gulfstream Aerospace (Middle East) Limited	Cyprus	100
Gulfstream International Corporation	Delaware	100
Gulfstream Aerospace, LTD.	United Kingdom	100
Gulfstream Leasing LLC	Georgia	100
Gulfstream Aerospace Corporation	Oklahoma	100
Gulfstream Aerospace Corporation of Texas	Texas	100
Gulfstream Aerospace Services Corporation	Delaware	100
Gulfstream DAL Holdings, LLC	Delaware	100
Gulfstream DAL, LP	Texas	100
Gulfstream Alliance Holdings, Inc.	Delaware	100
Gulfstream 100 Holdings LLC	Delaware	100
Gulfstream 200 Holdings LLC	Delaware	100
Gulfstream Aerospace LP	Texas	100
General Dynamics Aviation Services Corporation	Delaware	100
Gulfstream Tennessee Corporation	Delaware	100
Interiores Aereos S.A. De C.V.	Mexico	100
Material Service Resources Company	Delaware	100
Capital Fuels Sales Corporation	Delaware	100
Capital Resources Development Company	Delaware	100
Central Illinois Recovery, Inc.	Delaware	100
CFTX, Inc.	Delaware	100
Conservation Resources Corporation	Illinois	100
Material Service Corporation	Delaware	100
Material Service Foundation	Illinois	100
MLRB, Inc.	Illinois	100
Mineral and Land Resources Corporation	Delaware	100
Thornton Quarries Corporation	Illinois	100
Century Mineral Resources, Inc.	Illinois	100
Freeman Energy Corporation	Delaware	100
Freeman United Coal Mining Company	Delaware	100
Prairie Energy Sales Corporation	Delaware	100
Southern Illinois Recover, Inc.	Delaware	100
NASSCO Holdings Incorporated	Delaware	100
International Manufacturing Technologies, Inc.	California	100
Tecnologias Internacionales de Manufactura S.A. de C.V.	Mexico	100
National Steel and Shipbuilding Company	Nevada	100
Patriot I Shipping Corp.	Delaware	100
Patriot II Shipping Corp.	Delaware	100
Patriot IV Shipping Corp.	Delaware	100
Santa Barbara Sistemas S.A.	Spain	100
Santa Barbara Sistemas GmbH	Germany	100